GE Aggressive Allocation Fund - Average Net Assets
File Number:  811-07701
Fiscal Year Ended:  9/30/2000


	 ($000's omitted)

GE Aggressive Allocation Fund	"17,612"

Underlying Funds:
GE Emerging Markets Fund (Class Y)	"19,338"
GE High Yield Fund (Class Y)	"22,114"
GE Small-Cap Value Equity Fund (Class Y)	"6,256"
GE U.S. Equity Fund (Class Y)	"379,573"
GE International Equity Fund (Class Y)	"33,955"
GE Fixed Income Fund (Class Y)	"49,027"


GE Aggressive Allocation Fund - Purchases and Redemptions
File Number:  811-07701
Fiscal Year Ended:  9/30/2000


Purchases ($000's omitted)	 October 	 November 	 December

GE Aggressive Allocation Fund	90	105	115

Underlying Funds:
GE Emerging Markets Fund (Class Y)	 - 	 - 	 -
GE High Yield Fund (Class Y)	 - 	 - 	 -
GE Small-Cap Value Equity Fund (Class Y)	 -   	 -   	 -
GE U.S. Equity Fund (Class Y)	"3,740"	"12,838"	"3,908"
GE International Equity Fund (Class Y)	502	727	622
GE Fixed Income Fund (Class Y)	"1,772"	"1,219"	820
GE Mid Cap Growth (Class Y)	20	 - 	1
GE Short Term Gov't (Class Y)	52	10	10
GE Value Equity (Class Y)	40	 - 	5
GE Premier Growth (Class Y)	443	"9,954"	628


Purchases ($000's omitted)	 January 	 February 	 March

GE Aggressive Allocation Fund	265	429	"15,613"

Underlying Funds:
GE Emerging Markets Fund (Class Y)	 - 	"23,126"	"25,082"
GE High Yield Fund (Class Y)	 - 	90	"2,463"
GE Small-Cap Value Equity Fund (Class Y)	 -   	"1,934"	"7,703"
GE U.S. Equity Fund (Class Y)	"3,399"	"8,647"	"24,879"
GE International Equity Fund (Class Y)	"3,020"	"2,352"	"12,162"
GE Fixed Income Fund (Class Y)	402	"1,029"	"28,543"
GE Mid Cap Growth (Class Y)	5	 - 	 -
GE Short Term Gov't (Class Y)	261	10	 -
GE Value Equity (Class Y)	36	 - 	 -
GE Premier Growth (Class Y)	"11,133"	 - 	 -


Purchases ($000's omitted)	 April  	 May 	 June

GE Aggressive Allocation Fund	159	"3,108"	481

Underlying Funds:
GE Emerging Markets Fund (Class Y)	163	356	28
GE High Yield Fund (Class Y)	1	279	73
GE Small-Cap Value Equity Fund (Class Y)	326	873	356
GE U.S. Equity Fund (Class Y)	"11,560"	"4,524"	"3,359"
GE International Equity Fund (Class Y)	"2,176"	"1,854"	337
GE Fixed Income Fund (Class Y)	934	"1,166"	533


Purchases ($000's omitted)	 July 	 August 	 September

GE Aggressive Allocation Fund	897	615	534

Underlying Funds:
GE Emerging Markets Fund (Class Y)	61	48	 -
GE High Yield Fund (Class Y)	126	81	 -
GE Small-Cap Value Equity Fund (Class Y)	486	55	61
GE U.S. Equity Fund (Class Y)	"2,529"	"2,904"	"1,975"
GE International Equity Fund (Class Y)	"1,196"	"1,761"	"1,393"
GE Fixed Income Fund (Class Y)	"1,320"	"1,117"	846


Redemptions ($000's omitted)	 October 	 November 	 December

GE Aggressive Allocation Fund	38	318	552

Underlying Funds:
GE Emerging Markets Fund (Class Y)	 - 	 - 	 -
GE High Yield Fund (Class Y)	 - 	 - 	 -
GE Small-Cap Value Equity Fund (Class Y)	 - 	 - 	 -
GE U.S. Equity Fund (Class Y)	"5,451"	"5,882"	"39,976"
GE International Equity Fund (Class Y)	567	380	"1,739"
GE Fixed Income Fund (Class Y)	"1,812"	"1,584"	"1,278"
GE Mid Cap Growth (Class Y)	25	55	39
GE Short Term Gov't (Class Y)	91	19	45
GE Value Equity (Class Y)	78	94	40
GE Premier Growth (Class Y)	439	"9,919"	483


Redemptions ($000's omitted)	 January 	 February 	 March

GE Aggressive Allocation Fund	383	399	226

Underlying Funds:
GE Emerging Markets Fund (Class Y)	 - 	"22,771"	"23,787"
GE High Yield Fund (Class Y)	 - 	 - 	 -
GE Small-Cap Value Equity Fund (Class Y)	 - 	4	315
GE U.S. Equity Fund (Class Y)	"10,492"	"5,496"	"6,746"
GE International Equity Fund (Class Y)	917	"1,477"	864
GE Fixed Income Fund (Class Y)	"2,929"	"1,616"	978
GE Mid Cap Growth (Class Y)	42	30	 -
GE Short Term Gov't (Class Y)	7	301	 -
GE Value Equity (Class Y)	65	 - 	 -
GE Premier Growth (Class Y)	"11,539"	"2,457"	 -


Redemptions ($000's omitted)	 April  	 May 	 June

GE Aggressive Allocation Fund	146	385	293

Underlying Funds:
GE Emerging Markets Fund (Class Y)	 - 	 - 	27
GE High Yield Fund (Class Y)	 - 	16	 -
GE Small-Cap Value Equity Fund (Class Y)	124	174	240
GE U.S. Equity Fund (Class Y)	"6,149"	"5,816"	"6,330"
GE International Equity Fund (Class Y)	"1,263"	557	"1,321"
GE Fixed Income Fund (Class Y)	"1,656"	"2,131"	"1,244"


Redemptions ($000's omitted)	 July 	 August 	 September

GE Aggressive Allocation Fund	563	198	353

Underlying Funds:
GE Emerging Markets Fund (Class Y)	7	 - 	5
GE High Yield Fund (Class Y)	108	 - 	18
GE Small-Cap Value Equity Fund (Class Y)	69	195	390
GE U.S. Equity Fund (Class Y)	"4,006"	"9,677"	"3,571"
GE International Equity Fund (Class Y)	"1,036"	"1,566"	841
GE Fixed Income Fund (Class Y)	"2,145"	886	"1,644"


GE Aggressive Allocation Fund - Exchanges
File Number:  811-07701
Fiscal Year Ended:  9/30/2000


Exchanges - Into	 October 	 November 	 December

GE Aggressive Allocation Fund

Underlying Funds:
GE Emerging Markets Fund (Class Y)	 - 	 - 	 -
GE High Yield Fund (Class Y)	 - 	 - 	 -
GE Small-Cap Value Equity Fund (Class Y)	 - 	 - 	 -
GE U.S. Equity Fund (Class Y)	"13,017"	 - 	"142,932"
GE International Equity Fund (Class Y)	 - 	 - 	"119,399"
GE Fixed Income Fund (Class Y)	"4,757"	"5,130"	"21,460"
GE Mid Cap Growth (Class Y)	"6,180"	 - 	 -
GE Short Term Govt (Class Y)	"1,474"	"1,652"	"4,142"
GE Value Equity (Class Y)	"10,168"	 - 	"67,290"
GE Premier Growth (Class Y)	"5,816"	 - 	"28,203"


Exchanges - Into	 January 	 February 	 March

GE Aggressive Allocation Fund

Underlying Funds:
GE Emerging Markets Fund (Class Y)	 - 	"313,778"	"887,633"
GE High Yield Fund (Class Y)	 - 		"1,600,583"
GE Small-Cap Value Equity Fund (Class Y)	 - 	"1,039,385"	"3,638,897"
GE U.S. Equity Fund (Class Y)	"298,000"	"1,454,618"	"5,689,245"
GE International Equity Fund (Class Y)	 - 		"3,086,147"
GE Fixed Income Fund (Class Y)	"5,036"	"5,838"	"1,226,874"
GE Mid Cap Growth (Class Y)	 - 		 -
GE Short Term Govt (Class Y)	"1,637"	"1,885"	 -
GE Value Equity (Class Y)	"19,000"	"50,148"	 -
GE Premier Growth (Class Y)	 - 	"2,865,653"	 -


Exchanges - Into	 April  	 May 	 June

GE Aggressive Allocation Fund

Underlying Funds:
GE Emerging Markets Fund (Class Y)	"129,900"	"241,000"	"1,500"
GE High Yield Fund (Class Y)	"12,289"	"208,343"	"30,724"
GE Small-Cap Value Equity Fund (Class Y)	"77,100"	"542,800"	"121,700"
GE U.S. Equity Fund (Class Y)	"53,500"	"921,100"	"207,200"
GE International Equity Fund (Class Y)	"187,200"	"568,600"	 -
GE Fixed Income Fund (Class Y)	"11,367"	"227,854"	"22,124"


Exchanges - Into	 July 	 August 	 September

GE Aggressive Allocation Fund

Underlying Funds:
GE Emerging Markets Fund (Class Y)	"37,400"	"47,700"	 -
GE High Yield Fund (Class Y)	"78,629"	"86,087"	"14,081"
GE Small-Cap Value Equity Fund (Class Y)	"182,900"	 - 	 -
GE U.S. Equity Fund (Class Y)	"220,300"	"104,100"	 -
GE International Equity Fund (Class Y)	"78,500"	"265,600"	"280,700"
GE Fixed Income Fund (Class Y)	"72,437"	"60,405"	"13,085"


GE Aggressive Allocation Fund - Exchanges
File Number:  811-07701
Fiscal Year Ended:  9/30/2000


Exchanges - Out Of	 October 	 November 	 December

GE Aggressive Allocation Fund

Underlying Funds:
GE Emerging Markets Fund (Class Y)	 - 	 - 	 -
GE High Yield Fund (Class Y)	 - 	 - 	 -
GE Small-Cap Value Equity Fund (Class Y)	 - 	 - 	 -
GE U.S. Equity Fund (Class Y)	 - 	"60,344"	"27,538"
GE International Equity Fund (Class Y)	"27,381"	"56,603"	"235,497"
GE Fixed Income Fund (Class Y)	 - 	 - 	 -
GE Mid Cap Growth (Class Y)	 - 	"30,701"	"25,963"
GE Short Term Govt (Class Y)	 - 	 - 	 -
GE Value Equity (Class Y)	 - 	"57,486"	"17,920"
GE Premier Growth (Class Y)	 - 	"58,652"	"57,575"


Exchanges - Out Of	 January 	 February 	 March

GE Aggressive Allocation Fund

Underlying Funds:
GE Emerging Markets Fund (Class Y)	 - 	 - 	 -
GE High Yield Fund (Class Y)	 - 	 - 	 -
GE Small-Cap Value Equity Fund (Class Y)	 - 	 - 	 -
GE U.S. Equity Fund (Class Y)	"37,500"	"25,000"	"307,882"
GE International Equity Fund (Class Y)	"379,087"	"665,719"	"40,000"
GE Fixed Income Fund (Class Y)	 - 	"185,000"	 -
GE Mid Cap Growth (Class Y)	"20,065"	 - 	"481,134"
GE Short Term Govt (Class Y)	 - 	"85,000"	"293,910"
GE Value Equity (Class Y)	"49,528"	"1,109,872"	 -
GE Premier Growth (Class Y)	"39,535"	"710,225"	 -


Exchanges - Out Of	 April  	 May 	 June

GE Aggressive Allocation Fund

Underlying Funds:
GE Emerging Markets Fund (Class Y)	 - 	 - 	"20,700"
GE High Yield Fund (Class Y)	 - 	 - 	 -
GE Small-Cap Value Equity Fund (Class Y)	"51,500"	 - 	"66,200"
GE U.S. Equity Fund (Class Y)	"143,900"	 - 	 -
GE International Equity Fund (Class Y)	"72,200"	 - 	"181,600"
GE Fixed Income Fund (Class Y)	 - 	 - 	"15,100"


Exchanges - Out Of	 July 	 August 	 September

GE Aggressive Allocation Fund

Underlying Funds:
GE Emerging Markets Fund (Class Y)	 - 	 - 	 -
GE High Yield Fund (Class Y)	"53,000"	 - 	 -
GE Small-Cap Value Equity Fund (Class Y)	 - 	"51,400"	"191,800"
GE U.S. Equity Fund (Class Y)	"124,100"	"131,000"	"50,500"
GE International Equity Fund (Class Y)	"12,900"	 - 	 -
GE Fixed Income Fund (Class Y)	"72,400"	 - 	 -


GE Aggressive Allocation Fund - Asset Allocations
File Number:  811-07701
Fiscal Year Ended:  9/30/2000


	 October 	 November 	 December

Underlying Funds:
GE Emerging Markets Fund (Class Y)
GE High Yield Fund (Class Y)
GE Small-Cap Value Equity Fund (Class Y)
GE U.S. Equity Fund (Class Y)	16.97%	16.42%	16.64%
GE International Equity Fund (Class Y)	30.59%	31.33%	31.75%
GE Fixed Income Fund (Class Y)	13.64%	13.66%	13.63%
GE Mid Cap Growth (Class Y)	5.83%	5.82%	6.08%
GE Short Term Govt (Class Y)	4.89%	4.90%	4.86%
GE Value Equity (Class Y)	16.01%	15.45%	15.66%
GE Premier Growth (Class Y)	10.00%	9.68%	9.87%

Total Net Assets	7633875	7627790	7734340


	 January 	 February 	 March

Underlying Funds:
GE Emerging Markets Fund (Class Y)		4.43%	4.86%
GE High Yield Fund (Class Y)		0.67%	6.81%
GE Small-Cap Value Equity Fund (Class Y)		14.54%	20.22%
GE U.S. Equity Fund (Class Y)	20.40%	37.72%	37.88%
GE International Equity Fund (Class Y)	26.85%	18.85%	18.95%
GE Fixed Income Fund (Class Y)	14.27%	11.74%	8.92%
GE Mid Cap Growth (Class Y)	5.72%	6.00%
GE Short Term Govt (Class Y)	5.12%	3.93%
GE Value Equity (Class Y)	15.38%
GE Premier Growth (Class Y)	9.45%

Total Net Assets	7349147	7465478	23732854


	 April  	 May 	 June

Underlying Funds:
GE Emerging Markets Fund (Class Y)	4.78%	4.90%	5.03%
GE High Yield Fund (Class Y)	7.02%	6.98%	7.00%
GE Small-Cap Value Equity Fund (Class Y)	20.40%	19.55%	20.02%
GE U.S. Equity Fund (Class Y)	38.02%	38.32%	37.79%
GE International Equity Fund (Class Y)	18.93%	19.38%	19.05%
GE Fixed Income Fund (Class Y)	9.16%	6.98%	9.05%

Total Net Assets	23019672	25291067	26130272


	 July 	 August 	 September

Underlying Funds:
GE Emerging Markets Fund (Class Y)	4.95%	5.01%	4.60%
GE High Yield Fund (Class Y)	7.05%	6.98%	7.00%
GE Small-Cap Value Equity Fund (Class Y)	20.08%	20.22%	20.10%
GE U.S. Equity Fund (Class Y)	38.05%	38.04%	37.40%
GE International Equity Fund (Class Y)	18.80%	18.73%	19.00%
GE Fixed Income Fund (Class Y)	9.15%	8.97%	9.30%

Total Net Assets	25892574	27289137	26487273


GE Aggressive Allocation Fund - Expense Ratios
File Number:  811-07701
Fiscal Year Ended:  9/30/2000


	Gross Expense		Net Expense
	Ratio		Ratio

GE Aggressive Allocation Fund	0.44%		0.20%

Underlying Funds:
GE Emerging Markets Fund (Class Y)	1.35%		1.27%
GE High Yield Fund (Class Y)	0.77%		0.71%
GE Small-Cap Value Equity Fund (Class Y)	0.83%		0.83%
GE U.S. Equity Fund (Class Y)	0.58%		0.58%
GE International Equity Fund (Class Y)	1.08%		1.08%
GE Fixed Income Fund (Class Y)	0.55%		0.55%